TRANSAMERICA FUNDS

ClearTrack 2015

ClearTrack 2020

ClearTrack 2025

ClearTrack 2030

ClearTrack 2035

ClearTrack 2040

ClearTrack 2045

ClearTrack 2050

ClearTrack Retirement Income

Supplement dated June 8, 2015 to the Currently Effective Statement of Additional Information

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The following information replaces the similar information found in the “Investment Advisory and Other Services” section under the heading “Expense Limitation” of the Statement of Additional Information:

TAM has entered into an expense limitation agreement with the Trust on behalf of certain funds, pursuant to which TAM has agreed to reimburse a fund’s expenses or waive fees, or both, whenever, in any fiscal year, the total cost to a fund of normal operating expenses chargeable to the fund, including the investment advisory fee but excluding, as applicable, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business, exceed a certain percentage of the fund’s average daily net assets (“expense cap”). The funds may, at a later date, reimburse TAM for operating expenses previously paid on behalf of such funds during the previous 36 months (36-month reimbursement), but only if, after such reimbursement, the funds’ expense ratios do not exceed the expense cap. The agreement continues automatically for one-year terms unless TAM provides written notice to the Trust prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Advisory Agreement.

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Investors Should Retain this Supplement for Future Reference

June 8, 2015